FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2017
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS

35.   FINANCIAL INSTRUMENTS

(a) Categories of financial instruments

	Year ended December 31,
	2016	2017
	Thousand USD	Thousand USD
Loans and receivables:
Trade and other receivables	22,848	25,783
Amounts due from other related parties	14,358	22,345
Amount due from Sky Solar Holdings Co., Ltd.	1,430	—
Restricted cash	29,850	40,716
Cash and cash equivalents	12,518	46,084

Total loans and receivables	81,004	134,497

Financial liabilities
Liabilities at amortized cost:
Trade and other payables	18,668	26,644
Amounts due to other related parties	7,512	—
Borrowings	159,161	249,729

Total liabilities at amortized cost	185,341	276,373

Liabilities at FVTPL
Other Current liabilities	—	120,820
Other non-current liabilities	133,553	57,885

Total liabilities at FVTPL	133,553	178,705

(b) Financial risk management objectives and policies

The Group’s activities expose it to a variety of financial risks including market risk, credit risk and liquidity risk. This note presents information about the Group’s exposure to each of these risks, and the objectives, policies and processes for measuring and managing them.

The management of the Company have the overall responsibility for the establishment and oversight of the Group’s risk management framework. The Group’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the financial performance of the Group. The Group uses different methods to measure different types of risk to which it is exposed. These methods include sensitivity analysis in the case of interest rate and foreign exchange rate to determine market risk.

Risk management is carried out under policies approved by the management of the Company. The finance department identifies and evaluates financial risks in close co-operation with the Group’s operating units. The management of the Company provide written principles for overall risk management, as well as policies covering specific areas, such as foreign exchange risk, interest rate risk, and credit risk and liquidity risk.

Currency risk

Certain monetary assets and liabilities of the Group’s subsidiaries denominated in currencies other than the functional currency USD, including EURO, JPY and CAD. The following table presents these monetary assets and liabilities in USD at the end of each reporting period using the exchange rates as of the end of the reporting period:

	Year ended December 31,
	2016	2016	2016	2017	2017	2017
	Thousand USD	Thousand USD	Thousand USD	Thousand USD	Thousand USD	Thousand USD
	Denominated in Euro	Denominated in JPY	Denominated in CAD	Denominated in Euro	Denominated in JPY	Denominated in CAD
Cash and cash equivalents	4,544	2,362	309	7,717	21,673	824
Restricted cash	847	24,603	736	952	26,537	470
Trade and other receivables	13,607	6,086	897	8,428	7,025	292
Amount due from other related parties	7,520	3,821	203	9,695	—	—
Total financial assets	26,518	36,872	2,145	26,792	55,235	1,586

Trade and other payables	4,144	11,553	341	5,129	10,076	362
Borrowings	15,396	114,099	—	17,152	118,233	—
Amounts due to other related parties	—	3	—	—	—	—
Other financial liabilities	—	82,161	—	—	123,136	—
Total financial liabilities	19,540	207,816	341	22,281	251,445	362

The Group’s subsidiaries are mainly exposed to the foreign currency risk with respect to the EURO, JPY and CAD. The following table details sensitivity of the Group’s subsidiaries and the Company to a 10% increase and decrease in their respective functional currencies against respective foreign currencies. The 10% sensitivity rate used represents management’s assessment of the reasonably possible change in foreign exchange rates. The sensitivity analysis includes only outstanding foreign currency denominated monetary items and adjusts their translation at the end of each reporting period for a 10% change in respective functional currencies of the Group’s subsidiaries. A positive number below indicates an increase in profit where their respective functional currencies strengthen 10% against the functional currency. For a 10% weakening of their respective functional currencies against foreign currencies, there would be an equal and opposite impact on the equity and the balances below would be negative.

	Year ended December 31,
	2016	2017
	Thousand USD	Thousand USD
EURO	502	523
CAD	130	142
JPY	(12,306)	(22,760)

The Group currently does not have a foreign currency hedging policy but monitors its foreign risks and will consider hedging significant foreign currency exposure should they determine it appropriate.

Interest rate risk

The Group’s cashflow interest rate risk relates primarily to variable-rates on restricted cash, cash and cash equivalents and borrowings.

The Group’s fair value interest rate risk relates mainly to fixed-rate borrowings.

Under interest rate swap contracts, the Group agrees to exchange the difference between fixed and floating rate interest amounts calculated on agreed notional principal amounts. Such contracts enable the Group to mitigate the risk of changing interest rates on the fair value of issued fixed rate debt and the cash flow exposures on the issued variable rate debt. The fair value of interest rate swaps at the end of the reporting period is determined by discounting the future cash flows using the curves at the end of the reporting period and the credit risk inherent in the contract. The average interest rate is based on the outstanding balances at the end of the reporting period.

The sensitivity analysis below has been determined based on the exposure to interest rates for interest bearing bank balances and floating rate borrowings at the end of the reporting period.  The analysis is prepared assuming that those balances outstanding at the end of the reporting period were outstanding for the whole year.  A 5% increase or decrease which represents the management’s assessment of the reasonably possible charge in interest rates is used.

If the interest rate on bank and other borrowings with variable interest rates had been 5% higher/lower and all other variables were held constant, the post-tax profit of the Group would increase/decrease by approximately USD22 thousand and USD268 thousand for the year ended December 31, 2016 and 2017 respectively.

In management’s opinion, the sensitivity analysis is unrepresentative of the inherent interest rate risk as the exposure at the end of each reporting period does not reflect the exposure at the end of each reporting period.

Credit risk

The Group’s maximum exposure to credit risk which will cause a financial loss to the Group due to failure to discharge an obligation by the counterparties is arising from the carrying amounts of the respective recognized financial assets as stated in the consolidated statement of financial position of the Group.

In order to minimize and account for the exposure to credit risk, the management of the Company has delegated a team responsible for determination of credit limits, credit approvals and other monitoring procedures to ensure that follow-up action is taken to recover overdue debts. This includes carrying out reviews the recoverable amount of each individual debtor at the end of each reporting period to ensure that adequate impairment losses are made for amounts considered irrecoverable. The Group will negotiate with the counterparties of the debts for settlement plans should the need arise.

The Group’s credit risk primarily relates to trade and other receivables, restricted cash, cash and cash equivalents, amount due from Sky Solar Holdings and amounts due from other related parties. The management of the Company generally grants credit only to customers and related parties with good credit ratings and also closely monitors overdue debts.

The credit risk of the Group as at December 31, 2016 is concentrated on trade receivables from electricity companies in Japan, Europe and USA, that amounted to approximately USD8.3 million and accounted for 91.9% of the Group’s total trade receivables. The credit risk of the Group as at December 31, 2017 is concentrated on trade receivables from electricity companies in Japan, Europe, USA and Uruguay, that amounted to approximately USD8.0 million and accounted for 78.4% of the Group’s total trade receivables.

The credit risk of the Group as at December 31, 2016 and 2017 on balances with related parties is concentrated on four and two related parties, respectively, which are engaged in solar industry in the People’s Republic of China (“PRC”) and overseas countries and amounted to approximately USD10.71 million and USD20.9 million, representing 73.2% and 93.3%, respectively, of the Group’s total balances from related parties.

The credit risk on liquid funds and restricted cash of the Group is limited because the counterparties are banks with high credit ratings assigned by international credit-rating agencies and good reputation. The Group does not have concentration of credit risk on liquid funds at the end of each reporting period.

Liquidity risk

As noted in note 1, the management of the Group manages liquidity risk by closely and continuously monitoring their financial positions.

The following tables detail the Group’s remaining contractual maturity for its financial liabilities based on the agreed repayment terms. The table has been drawn up based on the undiscounted cash flows, including both principal and interest, of financial liabilities based on the earliest date on which the Group can be required to pay.

	Weighted average interest rate	<1 year	1 - 2 years	2 - 3 years	>3 years	Total undiscounted cash flows	Total carrying amount
		Thousand USD	Thousand USD	Thousand USD	Thousand USD	Thousand USD	Thousand USD
At December 31, 2016
Trade and other payables	N/A	18,668	—	—	—	18,668	18,668
Amounts due to other related parties	N/A	7,512	—	—	—	7,512	7,512
Borrowings— variable rate	3.63%	843	1,133	1,133	10,200	13,309	11,162
Borrowings— fixed rate	4.13%	27,643	13,781	10,876	125,359	177,659	147,999

		54,666	14,914	12,009	135,559	217,148	185,341

At December 31, 2017
Trade and other payables	N/A	26,644	—	—	—	26,644	26,644
Amounts due to other related parties	N/A	28	—	—	—	28	28
Borrowings— variable rate	4.82%	4,854	8,173	8,164	118,998	140,189	95,216
Borrowings— fixed rate	3.52%	14,848	17,527	15,611	146,977	194,963	154,513

		46,374	25,700	23,775	265,975	361,824	276,401

The amounts included above for variable interest rate instruments for non-derivative financial liabilities are subject to change if changes in variable interest rates differ to those estimates of interest rates determined at the end of each reporting period.

The following table details the Group’s liquidity analysis for its financial liabilities at FVTPL, representing liabilities recorded by the Group during the year ended December 31, 2016 and 2017 for arrangements with the Parties defined in details in note 29 and note 30, as at December 31, 2016 and 2017. The table is presented based on the undiscounted projected cash outflows on such instruments that management of the Group expects to settle. The liquidity analysis for the Group’s financial liabilities at FVTPL was prepared based on the management’s understanding of the timing of the cash flows of the derivatives.

	Weighted average effective interest rate	<1 year	1 - 2 years	2 - 3 years	>3 years	Total undiscounted cash flows	Total carrying amount
		Thousand USD	Thousand USD	Thousand USD	Thousand USD	Thousand USD	Thousand USD
At December 31, 2016
Other non-current liabilities	13.8%	14,698	14,818	15,251	204,264	249,031	133,553

At December 31, 2017
Other Current liabilities	15%	120,820	—	—	—	120,820	120,820
Other non-current liabilities	10.99%	5,310	8,420	8,440	132,234	154,404	57,885
		126,130	8,420	8,440	132,234	275,224	178,705

Fair value measurements

Some of the Group’s financial liabilities are measured at fair value at the end of each reporting period. The following table gives information about how the fair values of these financial assets and financial liabilities are determined (in particular, the valuation technique(s) and inputs used), as well as the level of the fair value hierarchy into which the fair value measurements are categorized (levels 1 to 3) based on the degree to which the inputs to the fair value measurements is observable.

Financial liabilities	Fair value	Fair value hierarchy	Valuation technique(s) and key input(s)	Significant unobservable inputs

1) Other Current liabilities classified as other financial instruments in the consolidated statement of financial position (Note 29)	Other non-current liabilities—USD80,107 thousand as of December 31, 2016 and Other current liabilities—USD120,820 thousand as of December 31, 2017, respectively.	Level 3

Income approach—in this approach, the discounted cash flow method was used to capture the present value of the expected future economic cash outflows to be derived, based on an appropriate discount rate.

Discount rate at 7% and 6% per annum for year 2015 and 2016, respectively. Estimated net change in electricity income and direct costs was taken into account based on management’s experience and knowledge of market conditions of the specific industries.

2) Other non-current liabilities classified as other financial instruments in the consolidated statement of financial position (Note 30)	Other non-current liabilities—USD829 thousand and USD1, 253 thousand as of December 31, 2016 and December 31, 2017, respectively.	Level 3

Income approach—in this approach, the discounted cash flow method was used to capture the present value of the expected future economic cash outflows to be derived, based on an appropriate discount rate.

Discount rate at 6% per annum. (Note 1) Estimated net change in electricity income and direct costs was taken into account management’s experience and knowledge of market conditions of the specific industries.

3) Other non-current liabilities classified as other financial instruments in the consolidated statement of financial position (Note 30)	Other non-current liabilities—USD51,143 thousand and USD55,426 thousand as of December 31, 2016 and December 31, 2017.	Level 3

Income approach—in this approach, the discounted cash flow method was used to capture the present value of the expected future economic cash outflows to be derived, based on an appropriate discount rate.

Discount rate at 10.8% for year 2016 and 2017 respectively. (Note 2)

4) Interest rate swaps not designated in hedge accounting relationships (Note 30)	Other non-current liabilities— USD1,225 thousand and USD1,064 thousand as at December 31, 2016 and December 31, 2017.	Level 2

Discounted cash flow. Future cash flows are estimated based on forward interest rates (from observable yield curves at the end of the reporting period) and contract interest rates, discounted at a rate that reflects the credit risk of various counterparties.

N/A

5) Interest rate swaps not designated in hedge accounting relationships (Note 30)	Other non-current liabilities—USD139 thousand and USD64 thousand as at December 31, 2016 and December 31, 2017.	Level 2

Discounted cash flow. Future cash flows are estimated based on forward interest rates (from observable yield curves at the end of the reporting period) and contract interest rates, discounted at a rate that reflects the credit risk of various counterparties.

N/A

Note:

(1)

A 5% increase in the discount rate holding all other variables constant would decrease the carrying amount of other non-current liabilities by approximately USD22 thousand and USD32 thousand as at December 31, 2016 and December 31, 2017, respectively. A 5% increase in estimated net change in electricity income and direct cost would increase the carrying amount of the non-current liabilities by USD40 thousand and USD63 thousand as at December 31, 2016 and December 31, 2017, respectively.

(2)

A 5% increase in the discount rate holding all other variables constant would decrease the carrying amount of other non-current liabilities by approximately USD194 thousand and USD510 thousand as at December 31, 2016 and December 31, 2017, respectively.

The management of the Group considers that the carrying amounts of the other financial assets and financial liabilities in the consolidated financial statements approximate their fair values.

There were no transfers between Level 1 and Level 2 in the years ended December 31, 2015, December 31, 2016 and December 31, 2017.

Fair value measurements and valuation processes

In estimating the fair value of the financial assets and financial liabilities of the Group, the management of the Group uses market-observable data to the extent it is available. Where Level 1 inputs are not available, the management of the Group performs the valuation themselves with competent and qualified team members. The team establishes the appropriate valuation techniques and inputs to the model. The Chief Financial Officer reports the valuation findings to the board of directors of the Company regularly to explain the cause of fluctuations in the fair value of the related financial assets and liabilities.

Information about the valuation techniques and inputs used in determining the fair value of the financial assets and liabilities are disclosed above.

(c)	Capital management

The Group manages its capital to ensure that it will be able to continue as a going concern while maximizing the return to stakeholders through the optimization of the debt and equity balances.

The capital structure of the Group consists of net debt (which includes borrowings net of cash and cash equivalents) and equity attributable to owners of the Company (comprising issued share capital, share premium and other reserves) and to a limited extent, non-controlling interests.

The Group reviews the capital structure regularly. As part of this review, consideration is given to the cost of capital and the risks associated with each class of capital and will attempt to balance its overall capital structure through raising additional capital and overall use of bank borrowings.